SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549




                               FORM 8-K

                           CURRENT REPORT


                     Pursuant to Section 13 of the
                    Securities Exchange Act of 1934





                           Date of Report
         (Date of earliest event reported): September 15, 1997


                    PRIME RECEIVABLES CORPORATION
           (Originator of the Prime Credit Card Master Trust)

                         9111 Duke Boulevard
                       Mason, Ohio  45040-8999
                           (513) 573-2037


  Delaware                         31-1359594                 0-21118

(State of Incorporation)        (IRS I.D. No.)      (Commission File Number)



_____________________________________________________________________________


Item 5.	Other Events.

			NONE



Item 7.	Financial Statements, Pro Forma Financial Information, and
		Exhibits.

		The following Exhibits are filed with this Report:

		28.76	Settlement Statement of the Trust
                        for the period ended August 30, 1997
                        and the related distributions made
                        on September 15, 1997.








	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRIME RECEIVABLES CORPORATION



Date:     September 24, 1997             By: /s/  David W. Dawson
                                                  David W. Dawson,
                                                  Treasurer






                            INDEX TO EXHIBITS


Exhibit
Number                       Exhibit



28.76		         Settlement Statement of the Trust
                for the period ended August 30, 1997
                and the related distributions made
                on September 15, 1997.